PS

PURCHASE SOFT, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP 746145 10 1

THIS CERTIFIES that
is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK (PAR VALUE $.01) OF

PURCHASE SOFT, INC.

(herein called the "Corporation"), transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares of stock represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the By-Laws of the Corporation, and any amendments thereto, copies of which are on file with the Secretary of the Corporation, and to the laws of the State of Delaware from time to time in effect, to all of which the holder, by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CHAIRMAN

TREASURER

COUNTERSIGNED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
NEW YORK, N.Y.
TRANSFER AGENT
BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-
TEN ENT-
JT TEN-

as tenants in common
as tenants by the entireties
as joint tenants with right


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of survivorship and not as
tenants in common

UNIF GIFT MIN ACT.........................Custodian........................
                                                                (Cust)
(Minor)
                                       under Uniform Gifts to Minors

Act.............................................

(State)


For value received,                     hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.